Investments in Associated Companies	12 Months Ended
Dec. 31, 2022
Equity Method Investments and Joint Ventures [Abstract]
Investments in Associated Companies	Investments in Associated Companies
As of December 31, 2022, the Company held a 50% investment in and had significant influence over Nippon Quaker Chemical, Ltd. (“Nippon Japan”), Kelko Quaker Chemical, S.A. (“Kelko Panama”) and Houghton Korea, and held a 32% investment in and had significant influence over Primex, Ltd. (“Primex”).
The carrying amount of the Company’s equity investments as of December 31, 2022 was $88.2 million, which includes investments of $62.9 million in Houghton Korea; $18.1 million in Primex; $6.6 million in Nippon Japan; and $0.6 million in Kelko Panama.
The Company also has a 50% equity interest in Kelko Venezuela. Due to heightened foreign exchange controls, deteriorating economic circumstances and other restrictions in Venezuela, during 2018 the Company concluded that it no longer had significant influence over this affiliate. Prior to this determination, the Company historically accounted for this affiliate under the equity method. As of December 31, 2022 and 2021, the Company had no remaining carrying value for its investment in Kelko Venezuela.
The following table is a summary of equity income in associated companies by investment for the years ending December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020
Houghton Korea	$2,644	$3,808	$5,241
Nippon Japan	323	461	853
Kelko Panama	425	154	107
Grindaix (1)	—	(37)	—
Primex	(1,427)	4,993	1,151
Total equity in net income of associated companies	$1,965	$9,379	$7,352
(1)In February 2021, the Company acquired a 38% ownership interest in Grindaix. From that date through September 2021 when the Company purchased the remaining interest of Grindaix, the Company accounted for its 38% interest under the equity method of accounting and recorded equity in net income of associated companies. See Note 2 of Notes to Consolidated Financial Statements.